UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
June 12, 2006

PACIFIC ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-31345	68-0490580
(State or other jurisdiction of	(Commission	File Number)
incorporation or organization)	(IRS Employer	Identification No.)

5900 Cherry Avenue
Long Beach, CA  90805
(Address of principal executive office)

(562) 728-2800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒  Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  8.01     OTHER EVENTS

Attached as Exhibit 99.1 and incorporated herein by reference is a copy of a joint press release, dated June 12, 2006, announcing that Plains All American Pipeline, L.P. and Pacific Energy Partners, L.P. have signed definitive agreements for Plains All American Pipeline, L.P. to acquire Pacific Energy Partners, L.P.

ITEM  9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

99.1         Plains All American Pipeline, L.P. and Pacific Energy Partners, L.P. Joint Press Release dated June 12, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PACIFIC ENERGY PARTNERS, L.P.

By:	PACIFIC ENERGY GP, LP,
its general partner

By:	PACIFIC ENERGY MANAGEMENT LLC,
by its general partner

By:	/S/ GERALD A. TYWONIUK
Gerald A. Tywoniuk
Senior Vice President and Chief Financial Officer

Dated: June 12, 2006

EXHIBIT INDEX

Exhibit 99.1	— Plains All American Pipeline, L.P. and Pacific Energy Partners, L.P. Joint Press Release dated June 12, 2006.